UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/16/2007

Federal Home Loan Bank of Indianapolis
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51404

Federally Chartered Corporation	35-6001443
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8250 Woodfield Crossing Boulevard
Indianapolis, IN 46240
(Address of principal executive offices, including zip code)

(317) 465-0200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On January 16, 2007, the Federal Home Loan Bank of Indianapolis issued a press release announcing the declaration of dividends for the quarter ended December 31, 2006. A copy of the press release is included as Exhibit 99.1 to this report. The information contained in Exhibit 99.1 is being furnished pursuant to Item 2.02 of this current report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

Press Release, dated January 16, 2007, issued by the Federal Home Loan Bank of Indianapolis

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Indianapolis

Date: January 16, 2007	By:	/s/ BRIAN K. FIKE
Brian K. Fike
Senior Vice President - Interim President and CEO

Date: January 16, 2007	By:	/s/ CINDY L. KONICH
Cindy L. Konich
First Vice President - Acting Chief Capital Markets Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Fourth Quarter 2006 Dividend Release